Exhibit 10.3(a)

                             MODIFICATION AGREEMENT


          BY THIS MODIFICATION AGREEMENT, made and entered into as of the 1st day of September, 1999, SKYMALL, INC., a Nevada corporation, skymall.com, inc., a Nevada corporation, and DURHAM & COMPANY, a Utah corporation (severally and collectively, the "Borrower"), and IMPERIAL BANK, a California banking corporation (the "Lender"), confirm and agree as follows:

SECTION 1. RECITALS.

          1.1 Borrower and Lender entered into a Credit and Security Agreement dated June 30, 1999 (as amended from time to time, the "Credit Agreement"), which provides for a revolving line of credit (the "RLC") by Lender to Borrower in the amount of $10,000,000.00 upon the terms and conditions contained therein. All undefined capitalized terms used herein shall have the meaning given them in the Credit Agreement.

          1.2 The RLC is evidenced by a Revolving Promissory Note dated June 30, 1999, executed by Borrower, payable to the order of Lender, in the principal amount of $10,000,000.00 (the "RLC Note").

          1.3  The RLC is secured by the Security Documents.

          1.4 Borrower has requested that Lender temporarily modify the Credit Agreement until the Invested Capital Condition has been satisfied or until the conditions contained in Section 3.6 herein have been satisfied. Lender is willing to temporarily modify the Credit Agreement subject to the terms and conditions contained herein.

SECTION 2. MODIFICATION OF CREDIT DOCUMENTS.

          2.1 From and after the date hereof through and until the Invested Capital Condition or the conditions contained in Section 3.6 herein have been satisfied (the "Temporary Change Period"), the following definitions in Section
1.1 of the Credit Agreement are hereby amended to read as follows:

               "RLC Commitment" means Ten Million Dollars ($10,000,000.00).

          2.2  During the  Temporary  Change  Period  only,  Section  1.1 of the
Credit   Agreement  is  hereby   amended  by  the  addition  of  the   following
definition(s):

               "Cash Collateral" means an amount equal to one hundred percent (100%) of the Trust's cash holdings that are subject to that Security Agreement dated August 23, 1999, executed by the Trust in favor of Lender.

               "Guarantor" means Robert M. and Christi M. Worsley, husband and wife.

               "Maximum Adjusted Cash Flow Loan Amount" means an amount equal to the lesser of (i) $5,000,000.00 and (ii) an amount not to exceed two and one-half times (2.50x) Borrower's Adjusted Cash Flow for the preceding four (4) quarters, measured on a quarterly basis in advance.

               "Maximum Guaranteed Loan Amount" means an amount equal to the lesser of (i) $5,000,000.00 and (ii) an amount not to exceed the sum of (A) the Stock Collateral, plus (B) the Cash Collateral.

               "Stock Collateral" means an amount equal to seventy-five percent (75%) of the Trust's stock equity in stock that is subject to that Security Agreement dated August 23, 1999, executed by the Trust in favor of Lender.

               "Trust" means The Robert Merrill Worsley and Christi Marie Worsley Family Revocable Trust dated July 28, 1998.

          2.3 During the Temporary Change Period only, Section 2.1 of the Credit Agreement is hereby amended to read as follows:

          Section 2.1 RLC COMMITMENT. Lender agrees to loan to or for the benefit of Borrower, and Borrower shall be entitled to draw upon and borrow in the manner and upon the terms and conditions contained in this Agreement, an amount, (the "Maximum RLC Loan Amount") not to exceed the lesser of the following:

               (a)  The RLC Commitment.

               (b) An amount equal to the sum of (i) the Maximum Adjusted Cash Flow Loan Amount, plus (ii) the Maximum Guaranteed Loan Amount.

          2.4 During the Temporary Change Period only, Section 7.1 of the Credit Agreement is hereby amended by the addition of the following sub-section 7.1(m):

               (m) as soon as possible, and in any event within twenty (20) days after the end of each month, a monthly statement of Guarantor's stock and cash holdings, in form and level of detail reasonably satisfactory to Lender; and accompanied by a certificate of the chief financial officer of the Borrower, substantially in the form of Exhibit D-1 hereto.

          2.5 During the Temporary Change Period only, Section 9.1 of the Credit Agreement is hereby amended to read as follows:

          Section 9.1 EVENTS OF DEFAULT. "Event of Default", wherever used herein, means any one of the following events:

               (a) Default in the payment of any interest on or principal of the RLC Note when it becomes due and payable, which default continues for a period of ten (10) days; or

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

               (b) Default in the payment of any fees, commissions, costs or expenses required to be paid by the Borrower under this Agreement, which default continues for a period of thirty (30) days after the Lender has given written notice thereof; or

               (c) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in sections 7.12 through and including 7.16 of this Agreement; or

               (d) Default in the performance, or breach, of any covenant or agreement of the Borrower contained in this Agreement (other than sections 7.12 through and including 7.16 which are covered in the prior subsection), which default continues for a period of twenty (20) days after the Lender has given written notice thereof; or

               (e) The Borrower or any guarantor shall be or become insolvent, or admit in writing its inability to pay its debts as they mature, or make an assignment for the benefit of creditors; or the Borrower or such guarantor shall apply for or consent to the appointment of any receiver, trustee, or similar officer for it or for all or any substantial part of its property; or such receiver, trustee or similar officer shall be appointed without the application or consent of the Borrower or such guarantor, as the case may be; or the Borrower or such guarantor shall institute (by petition, application, answer, consent or otherwise) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, dissolution, liquidation or similar proceeding relating to it under the laws of any jurisdiction; or any such proceeding shall be instituted (by petition, application or otherwise) against the Borrower or such guarantor; or any judgment, writ, warrant of attachment, garnishment or execution or similar process shall be issued or levied against a substantial part of the property of the Borrower or such guarantor; or

               (f) A petition shall be filed by or against the Borrower or any guarantor under the United States Bankruptcy Code naming the Borrower or such guarantor as debtor; or

               (g) Any representation or warranty made by the Borrower in this Agreement, or by the Borrower (or any of its officers) in any agreement, certificate, instrument or financial statement or other statement contemplated by or made or delivered pursuant to or in connection with this Agreement shall prove to have been incorrect in any material respect when deemed to be effective; or

               (h) The rendering against the Borrower or any guarantor of a final judgment, decree or order for the payment of money in excess of Five Hundred Thousand Dollars ($500,000) and the continuance of such judgment, decree or order unsatisfied and in effect for any period of thirty (30) consecutive days without a stay of execution; or

               (i) A material default under any bond, debenture, note or other evidence of indebtedness of the Borrower or any guarantor owed to any Person other than the Lender, or under any indenture or other instrument under which any such evidence of indebtedness has been issued or by which it is governed, or under any lease of any of the Premises, and the expiration of the applicable period of grace, if any, specified in such evidence of indebtedness, indenture, other instrument or lease, which default continues for a period of thirty (30) days; or

               (j) Any Reportable Event, which the Lender determines in good faith might constitute grounds for the termination of any Plan or for the appointment by the appropriate United States District Court of a trustee to administer any Plan, shall have occurred and be continuing 30 days after written notice to such effect shall have been given to the Borrower by the Lender; or a trustee shall have been appointed by an appropriate United States District Court to administer any Plan; or the Pension Benefit Guaranty Corporation shall have instituted proceedings to terminate any Plan or to appoint a trustee to administer any Plan; or the Borrower shall have filed for a distress termination of any Plan under Title IV of ERISA; or the Borrower shall have failed to make any quarterly contribution required with respect to any Plan under Section 412(m) of the Internal Revenue Code of 1986, as amended, which the Lender determines in good faith may by itself, or in combination with any such failures that the Lender may determine are likely to occur in the future, result in the imposition of a lien on the assets of the Borrower in favor of the Plan; or

               (k) An event of default shall occur under any Security Document or under any other security agreement, mortgage, deed of trust, assignment or other instrument or agreement securing any obligations of the Borrower hereunder or under any note (other than any obligations to pay principal and interest under the RLC Note, which are covered in subsection (a) above), which continues for a period of twenty (20) days after the Lender has given written notice thereof; or

               (l) The Borrower or any guarantor shall liquidate, dissolve, terminate or suspend its business operations or otherwise fail to operate its business in the ordinary course, or sell all or substantially all of its assets, without the prior written consent of the Lender; or

               (m) The Borrower or any guarantor shall fail to pay, withhold, collect or remit any tax or tax deficiency when assessed or due (other than any tax deficiency which is being contested in good faith and by proper proceedings and for which it shall have set aside on its books adequate reserves therefor) except as allowed by Section 7.5 or notice of any state or federal tax liens shall be filed or issued, which continues for a period of thirty (30) days after any such event has occurred; or

               (n) Default in the payment of any amount owed by the Borrower or any guarantor to the Lender other than any indebtedness arising hereunder, and the expiration of the applicable period of grace, if any, specified in the evidence of indebtedness; or

               (o) Any breach, default or event of default by or attributable to any Affiliate under any agreement between such Affiliate and the Lender, and the expiration of the applicable period of grace, if any, specified in such agreement; or

               (p) Any default under that certain Continuing Guarantee dated August 23, 1999, executed by Guarantor for the benefit of Lender or that certain Security Agreement dated August 23, 1999, executed by the Trust for the benefit of Lender.

          2.6 During the Temporary Change Period only, The Credit Agreement is amended by the addition of Exhibit D-1 as attached hereto.

SECTION 3. OTHER MODIFICATIONS, RATIFICATIONS AND AGREEMENTS.

          3.1 All references to the Credit Agreement in the RLC Note and in the Security Documents are hereby amended to refer to the Credit Agreement as hereby amended.

          3.2  Borrower acknowledges that the indebtedness  evidenced by the RLC
Note is just and owing, that the balance thereof in the amount of $4,925,250.00 on August 23, 1999 is correctly shown in the records of Lender as of the date hereof, and Borrower agrees to pay the indebtedness evidenced by the RLC Note and the indebtedness secured by the Security Documents, according to the terms thereof, as herein modified.

          3.3 Borrower hereby reaffirms to Lender each of the representations, warranties, covenants and agreements of Borrower set forth in the RLC Note, the Credit Agreement and all Security Documents, with the same force and effect as if each were separately stated herein and made as of the date hereof.

          3.4 Borrower hereby ratifies, reaffirms, acknowledges, and agrees that the RLC Note, the Credit Agreement and the Security Documents represent valid, enforceable and collectible obligations of Borrower, and that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to any of these documents or instruments. In addition, Borrower hereby expressly waives, releases and absolutely and forever discharges Lender and its present and former shareholders, directors, officers, employees and agents, and their separate and respective heirs, personal representatives, successors and assigns, from any and all liabilities, claims, demands, damages, action and causes of action, whether known or unknown and whether contingent or matured, that Borrower may now have, or has had prior to the date hereof, or that may hereafter arise with respect to acts, omissions or events occurring prior to the date hereof and, without limiting the generality of the foregoing, from any and all liabilities, claims, demands, damages, actions and causes of action, known or unknown, contingent or matured, arising out of, or in any way connected with, the RLC. Borrower further acknowledges and represents that, except as acknowledged above, no event has occurred and no condition exists that, after notice or lapse of time, or both, would constitute a default under this Agreement, the RLC Note, the Credit Agreement or any Security Document.

          3.5 All terms, conditions and provisions of the RLC Note, the Credit Agreement and the Security Documents are continued in full force and effect and shall remain unaffected and unchanged except as specifically amended hereby. The RLC Note, the Credit Agreement and the Security Documents, as amended hereby, are hereby ratified and reaffirmed by Borrower, and Borrower specifically acknowledges the validity and enforceability thereof.

          3.6 The Temporary Change Period shall terminate upon the satisfaction of the following conditions precedent:

               (a) Lender shall have received from Borrower written notice of the requested termination of the Temporary Change Period at least ten (10) days before such termination.

               (b) No Event of Default and no event that with the giving of notice or the passage of time, or both, would be an Event of Default, shall have occurred and be continuing on the date of Borrower's notice and on the effective date of such termination; and

               (c) The outstanding principal balance of the Loan shall be an amount not to exceed the lesser of:

                    (i)  The RLC Commitment ; and

                    (ii) An amount not to exceed two and one-half times (2.50x) Borrower's Adjusted Cash Flow for the preceding four (4) quarters, measured on a quarterly basis in advance.

SECTION 4. GENERAL.

          4.1 This Agreement in no way acts as a release or relinquishment of those liens, security interests and rights securing payment of the RLC, including, without limitation, the liens created by the Security Documents. Such liens, security interests and rights are hereby ratified, confirmed, renewed and extended by Borrower in all respects.

          4.2 The modifications contained herein shall not be binding upon Lender until Lender shall have received all of the following:

               (a)  An original of this Agreement fully executed by Borrower;

               (b) An original Continuing Guarantee executed by Robert M. and Christi M. Worsley, husband and wife;

               (c) An original Security Agreement executed by Robert Merrill Worsley and Christi Marie Worsley, as Trustees of The Robert Merrill Worsley and Christi Marie Worsley Family Revocable Trust dated July 28, 1998 ("Trust");

               (d) An original Securities Account Control Agreement fully executed by Borrower, Trust and Intermediary (as defined therein);

               (e) The additional non-refundable commitment fee in the amount of $50,000.00;

               (f) A Certification of Trust Agreement executed by all the trustees and/or settlors of the Trust; and

               (g)  Such other documents as Lender may reasonably require.

          4.3 Borrower shall execute and deliver such additional documents and do such other acts as Lender may reasonably require to fully implement the intent of this Agreement.

          4.4 Borrower shall pay all costs and expenses, including, but not limited to, reasonable attorneys' fees incurred by Lender in connection herewith, whether or not all of the conditions described in Paragraph 4.2 above are satisfied. Lender, at its option, but without any obligation to do so, may advance funds to pay any such costs and expenses that are the obligation of the Borrower, and all such funds advanced shall bear interest at the highest rate provided in the RLC Note, shall be due and payable upon demand and shall be secured by all of the Security Documents.

          4.5 Notwithstanding anything to the contrary contained herein or in any other instrument executed by Borrower or Lender, or in any other action or conduct undertaken by Borrower or Lender on or before the date hereof, the agreements, covenants and provisions contained herein shall constitute the only evidence of Lender's consent to modify the terms and provisions of the RLC Note, the Credit Agreement or any Security Documents. Accordingly, no express or implied consent to any further modifications involving any of the matters set forth in this Agreement or otherwise shall be inferred or implied by Lender's execution of this Agreement. Further, Lender's execution of this Agreement shall not constitute a waiver (either express or implied) of the requirement that any further modification of the RLC or of the RLC Note, the Credit Agreement or any Security Document shall require the express written approval of Lender; no such approval (either express or implied) has been given as of the date hereof.

          4.6 Notwithstanding this or any prior forbearance, actual or implied, of any nature by Lender, time is hereby declared to be of the essence hereof, of the RLC, of the RLC Note, of the Credit Agreement and of all Security Documents, and Lender requires, and Borrower agrees to, strict performance of each and every covenant, condition, provision and agreement hereof, of the RLC Note, of the Credit Agreement and of all Security Documents.

          4.7 This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their heirs, personal representatives, successors and assigns.

          4.8 This Agreement is made for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon.


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

          4.9 This Agreement shall be governed by and construed according to the laws of the State of California.

         IN WITNESS WHEREOF, these presents are executed as of the date indicated above.

                                   SKYMALL, INC., a Nevada corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                   skymall.com, inc., a Nevada corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                   DURHAM & COMPANY, a Utah corporation


                                   By:  /s/ Stephen R. Peterson
                                        ----------------------------------------
                                   Name:  Stephen R. Peterson
                                          --------------------------------------
                                   Title: Chief Financial Officer
                                          --------------------------------------

                                                                        BORROWER


                                   IMPERIAL BANK, a California banking
                                   corporation


                                   By:  /s/ R. Mark Chambers
                                        ----------------------------------------
                                   Name:  R. Mark Chambers
                                          --------------------------------------
                                   Title: Vice President
                                          --------------------------------------


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